UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant [   ]

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SECUREALERT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SECUREALERT, INC., DBA TRACKGROUP
405 South Main Street, Suite 700
Salt Lake City, Utah 84111
(801) 451-6141

April 9, 2015

Dear Stockholders:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of SecureAlert, Inc., dba Track Group (the “Annual Meeting”), which will be held at our corporate offices located at 405 South Main Street, Suite 700, Salt Lake City, Utah on May 19, 2015 at 10:00 A.M., local time.

Details of the business to be conducted at the Annual Meeting are described in the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail, and in this Proxy Statement. We have also made available a copy of our Annual Report on Form 10-K for the year ended September 30, 2014 (“Annual Report”) along with this Proxy Statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business and services.

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, we have elected to provide access to our proxy materials over the Internet, rather than mailing paper copies. Our management believes that providing our proxy materials over the Internet increases the ability of our stockholders to access the information they need, while lowering the costs of our Annual Meeting and conserving natural resources.

Regardless of whether you plan to attend the Annual Meeting in person, please read the accompanying Proxy Statement and then vote by Internet, telephone or e-mail as promptly as possible.  Please refer to the Notice for instructions on submitting your vote. Voting promptly will save us additional expense in soliciting proxies and will ensure that your shares are represented at the Annual Meeting.

Our Board of Directors has unanimously approved the proposals set forth in the Proxy Statement and we recommend that you vote in favor of each such proposal.

                We look forward to seeing you at the Annual Meeting.

Sincerely,

Gordon O. Jesperson
General Counsel

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD

May 19, 2015

To the Stockholders of SecureAlert, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Secure Alert, Inc., a Utah corporation, will be held on Tuesday, May 19, 2015, at 10:00 A.M. (local time), at our offices located at 405 South Main Street, Suite 700, Salt Lake City, Utah 84111, for the following purposes:

1.	elect four directors to serve until the 2015 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	approve an amendment to and restatement of our Articles of Incorporation to change our corporate name from “SecureAlert, Inc.” to “Track Group, Inc.” (the “Amended and Restated Articles”);

3.
approve an amendment and restatement of the Company’s 2012 Equity Incentive Award Plan (the “Plan”) to increase the number of shares of common stock authorized for issuance thereunder by the greater of 700,000 or 7% of the issued and outstanding shares of the Company’s common stock (the “Plan Amendment”);

4.	to consider an advisory vote on executive compensation paid to the Company’s Named Executive Officers;

5.	to ratify the appointment of Eide Bailly, LLP as our independent auditors for the fiscal year ending September 30, 2015; and

6.	to transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

These matters are more fully discussed in the attached Proxy Statement.

We have elected to provide access to this year’s proxy materials primarily over the Internet under the Securities and Exchange Commission’s (the “SEC”) “notice and access” rules. We believe that this process expedites stockholders’ receipt of proxy materials, while lowering the costs of our Annual Meeting and conserving natural resources. On or about April 9, 2015, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting. This Notice contained instructions on how to access the attached Proxy Statement, our 2014 Annual Report on Form 10-K (“Annual Report”), and how to vote via the Internet, telephone and e-mail. The Notice also included instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report both are available online at: www.astproxyportal.com/ast/18188.

The close of business on April 2, 2015 (the “Record Date”) has been fixed as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Only holders of record of shares of our common stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. A complete list of these stockholders will be available for examination by any of our stockholders for purposes pertaining to the Annual Meeting at our corporate offices, 405 South Main Street, Suite 700, Salt Lake City, Utah, during normal business hours for a period of ten days prior to the Annual Meeting, and at the time and place of the Annual Meeting.

Whether or not you expect to attend in person, we urge you to vote your shares as promptly as possible by Internet, telephone or e-mail, so that your shares may be represented and voted at the Annual Meeting. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished by the record holder.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal Nos. 1, 2, 3, 4, and 5, each of which are described in detail in the accompanying Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 19, 2015.  THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE ONLINE AT: WWW.ASTPROXYPORTAL.COM/AST/18188.

By Order of the Board of Directors,

Guy Dubois
Executive Committee Member, Acting Chief Executive Officer

Salt Lake City, Utah
April 9, 2015

SECUREALERT, INC., DBA TRACKGROUP
405 SOUTH MAIN STREET, SUITE 700
SALT LAKE CITY, UTAH 84111

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of SecureAlert Inc., dba Track Group, a Utah corporation (the “Company,” “we,” “us,” or “our”), of proxies for use at the Annual Meeting of Stockholders of the Company to be held at the Company’s offices located at 405 South Main Street, Suite 700, Salt Lake City, Utah 84111, on Tuesday, May 19, 2015, at 10:00 a.m. (local time), and at any adjournment or postponement thereof (the “Annual Meeting”).

Who Can Vote

Stockholders of record at the close of business on April 2, 2015 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 10,131,629 shares of common stock issued and outstanding. Each holder of common stock is entitled to one vote for each share held as of the Record Date.

How You Can Vote

We have elected to provide access to this year’s proxy materials primarily over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about April 9, 2015, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting. This Notice contained instructions on how to access this Proxy Statement, our 2014 Annual Report on Form 10-K (“Annual Report”) and how to vote via the Internet, telephone and e-mail. You may also vote your shares at the Annual Meeting either in person or by proxy. Submitting a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person. The Notice also included instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report both are available online at: www.astproxyportal.com/18188.

If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of four directors nominated by our Board, (ii) FOR an amendment to the Company’s Articles of Incorporation, as amended, to change the Company’s corporate name from SecureAlert, Inc. to Track Group, Inc. (the “Amended and Restated Articles”); (iii) FOR an amendment and restatement of the Company’s 2012 Equity Incentive Award Plan (the “Plan”) to increase the number of shares of common stock authorized for issuance thereunder by the greater of 700,000 or 7% of the issued and outstanding shares of the Company’s common stock on the day of the Annual Meeting (the “Plan Amendment”); (iv) FOR the advisory vote to approve executive compensation paid to the Company’s Named Executive Officers (the "Say-on-Pay" Proposal); (v) FOR ratification of the appointment of Eide Bailly , LLP as our independent auditors for the year ended September 30, 2015; and (vi) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

If a bank holds your shares, broker or other institution, you will receive instructions from the holder of record that you must follow for your shares to be voted.

Broker Non-Votes

A “broker non-vote” occurs when a nominee (typically a broker or bank) holding shares for a beneficial owner (typically referred to as shares being held in “street name”) submits a proxy for the Annual Meeting, but does not vote on a particular proposal because the nominee has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares with respect to that proposal.

Brokers and other nominees may vote on “routine” proposals on behalf of beneficial owners who have not furnished voting instructions, subject to the rules applicable to broker nominees concerning transmission of proxy materials to beneficial owners, and subject to any proxy voting policies and procedures of those firms. The ratification of the independent registered public accountants, for example, is a routine proposal. Brokers and other nominees may not vote on “non-routine” proposals, unless they have received voting instructions from the beneficial owner. The election of directors, the approval of the Amended and Restated Articles, the Plan Amendment and the Say-on-Pay Proposals are considered “non-routine” proposals. This means that brokers and other firms must obtain voting instructions from the beneficial owner to vote on these matters; otherwise they will not be able to cast a vote for these “non-routine” proposals. If your shares are held in the name of a broker, bank or other nominee, please follow their voting instructions so you can instruct your broker on how to vote your shares.

Revocation of Proxies

Stockholders of record can revoke their proxies at any time before they are exercised in any one of three ways:

•	by voting in person at the Annual Meeting;

•	by submitting written notice of revocation to the Secretary of the Company prior to the Annual Meeting; or

•	by submitting another proxy bearing a later date that is properly executed prior to or at the Annual Meeting.

Quorum

In order for any business to be conducted at the Annual Meeting, there must be a quorum, meaning a majority of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting must be present, either in person or by proxy. If you submit a properly executed proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of establishing a quorum. Shares that constitute broker non-votes will also be counted as present at the Annual Meeting for the purpose of establishing a quorum. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Vote Required for Approval

Proposal No. 1: Election of Directors. Directors are elected by a plurality vote. This means the director nominees who receive the highest number of affirmative votes cast at the Annual Meeting, up to the number of directors to be elected, will be elected as directors. Abstentions and broker non-votes will have no effect on the outcome of the election of the directors.

Proposal No. 2: Amended and Restated Articles. For the approval of the Amended and Restated Articles to change our name from “SecureAlert, Inc.” to “Track Group, Inc.”, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST”;

Proposal No. 3: Plan Amendment. For the approval of the Plan Amendment to increase the number of shares of common stock authorized for issuance under the Plan by the greater of 700,000 or 7% of the issued and outstanding shares of the Company’s common stock on the day of the Annual Meeting, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST”;

Proposal No. 4: Advisory Vote to Approve Executive Compensation. This advisory vote is not binding on us, our Board of Directors, or management. The number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal to approve the compensation paid to the Company’s Named Executive Officers; and

Proposal No. 5: Ratification of Appointment of Auditors. To ratify the appointment of Eide Bailly, LLP as our independent auditors for the fiscal year ending September 30, 2015, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the Proposal.  Accordingly, an abstention will have the effect of a vote against this Proposal. A broker or other nominee will generally have discretionary authority to vote on this Proposal because it is considered a routine matter, and therefore we do not expect broker non-votes with respect to this Proposal. However, any broker non-votes received will have no effect on the outcome of this Proposal.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials furnished to the stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, facsimile or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail and telephone.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

The Company’s Articles of Incorporation provide that the Board shall consist of a minimum of three and a maximum of nine directors, with the exact number to be set by resolution of the Board of Directors.  The Board currently consists of six members: Guy Dubois, David S. Boone, Rene Klinkhammer, Dan Mabey, George F. Schmitt and Winfried Kunz. The Board has fixed the number of directors to be elected at the Annual Meeting at four. Messrs. Klinkhammer, Mabey, Schmitt and Kunz will not stand for re-election, and the existing Board of Directors has approved of the nomination of the following four individuals for election to the Board of Directors at the Annual Meeting: Guy Dubois, David S. Boone, Dirk van Daele and Genaro Luna. Messrs. van Daele and Luna do not currently serve on the Board of Directors.

             Each nominee elected at the Annual Meeting will hold office for a one-year term until the next Annual Meeting of Shareholders or until his successor is duly elected, unless prior thereto the director resigns or the director’s office becomes vacant by reason of death or other cause.  If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, and the Board may be reduced accordingly.  The Board has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

Required Vote

Directors are elected by a plurality vote. This means that the nominees for directors who receive the highest number of affirmative votes cast at the Annual Meeting, up to the number of directors to be elected, will be elected as directors. Abstentions and broker non-votes will have no effect on the outcome of the election of the directors.

Board of Directors Recommendation

The Board recommends a vote “FOR” the election of each nominee set forth below.

Nominee Biographies

Following are the names and ages of each nominee for election as a director, the principal occupation of each, the year in which each was first elected or nominated as a director of the Company (if applicable), the business experience of each nominee for at least the past five years and certain other information concerning each of the nominees.  Two of the nominees are currently serving on our Board of Directors and all four have been nominated by the current Board of Directors.  As discussed above, Messrs. Schmitt, Kunz, Klinkhammer and Mabey, each of which are currently on the Board of Directors, are not standing for reelection at the annual meeting of stockholders.

Name	Served as Director Since	Age	Principal Business Experience

Guy Dubois	2012	57
Guy Dubois has served as our Chairman since February 2013, and became a director in December 2012. Mr. Dubois is a director of Singapore-based Tetra House Pte. Ltd., a provider of consulting and advisory services worldwide; and a director of RNTS Media NV, a Luxembourg listed digital content developer and mobile application advertising monetization platform provider. Mr. Dubois is a former director and CEO of Gategroup AG, and held various executive leadership roles at Gate Gourmet Holding LLC. Mr. Dubois has held executive management positions at Roche Vitamins Inc. in New Jersey, as well as regional management roles in that firm’s Asia Pacific operations. Mr. Dubois also served the European Organization for Nuclear Research (CERN) team in Switzerland in various roles, including treasurer and chief accountant. Mr. Dubois also worked with IBM in Sweden as Product Support Specialist for Financial Applications. A Belgian citizen, Mr. Dubois holds a degree in financial science and accountancy from the Limburg Business School in Diepenbeek, Belgium.

In considering Mr. Dubois as a director of the Company, the current Board of Directors reviewed his extensive financial and management expertise and experience. In addition, Mr. Dubois’ public company senior management and board experience, and the leadership he has shown in his positions with prior companies, were considered important factors in the determination of the current Board of Directors.

David S. Boone	2011	55
David S. Boone became a director of the Company on December 21, 2011. He has served in executive roles with a variety of publicly traded and start-up organizations including Kraft General Foods, Sears, PepsiCo, Safeway and Belo Corporation, as well as serving as the CFO of Intira Corporation and CEO of Paranet Solutions, LLC. In addition, he has served as a consultant with the Boston Consulting Group. Mr. Boone was CEO, President and Director of American CareSource Holdings from 2005 to 2011, a NASDAQ traded company. He was the 2009 Ernst and Young Entrepreneur of the Year winner for Health Care in the Southwest Region. Mr. Boone serves on a number of private company boards and serves on the board of the Texas Kidney Foundation. Mr. Boone graduated from the University of Illinois, cum laude, in 1983 majoring in accounting. Mr. Boone is a Certified Public Accountant. He received his master’s degree in business administration from Harvard Business School in 1989.

In considering Mr. Boone as a director of the Company, the current Board of Directors reviewed his extensive financial expertise and experience. In addition, Mr. Boone's public company senior management and board experience, and the leadership he has shown in his positions with prior companies and as a director of the Company, were considered important factors in the determination of the current Board of Directors.

Name	Served as Director Since	Age	Principal Business Experience

Dirk Karel J. van Daele	Not applicable	54
Mr. van Daele, a resident of Switzerland, is currently a principal of Anoa Capital SA, a Luxembourg investment advisory company focused on advisory services for direct lending and acquisition of secondary loan portfolios. Mr. van Daele has served in that capacity since January 2010. Prior to joining Anoa Capital SA, Mr. van Daele was the Managing Director and Head of Global Finance, Asia Pacific (Singapore) for Union Bank of Switzerland, having served in that capacity since July 1998. He received his Master of Arts in Economics at the University of Louvain (Belgium) in 1984.

In considering Mr. van Daele’s nomination, the Board of Directors believed his extensive international finance, banking and senior management experience would assist in the Board’s deliberations as the Company expands operations internationally and finances its growth.

Genaro Luna	Not applicable	46
Mr. Luna is currently the Chief Executive Officer of GLAC Security Consulting, Technology and Risk Control, and has served in that capacity since 2012.  Previously, Mr. Luna served as the Secretary of Public Security of Mexico, appointed by then-President Calderon, serving in that capacity from 2006 to 2012.  Prior to his appointment by President Calderon, Mr. Luna was the Director of the Federal Bureau of Investigation, Attorney General of the Republic of Mexico, having served in that capacity since 2000. He is a recent graduate of the University of Miami, having received a Master of Business Administration in 2015.

In considering Mr. Luna’s nomination, the Board considered his extensive experience in security and intelligence matters working in Mexico, as well as with agencies in the U.S., Spain, Israel, France Colombia and Japan, and believes that his experience will assist the Company in executing its expansion plans internationally.

Board Meetings and Committees

The Board met eight times during the year ended September 30, 2014 and all incumbent directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which such directors served. The Board encourages the directors to attend our annual meetings of stockholders when stockholder participation is expected.

Independent Directors

The Board believes that a majority of its members should be independent directors. The Board has determined that, other than Mr. Dubois, all of its current directors, as well as each of the nominees for election, are independent directors as defined by the rules and regulations of the NASDAQ Stock Market.

              The members of the Audit Committee and Compensation Committee of the Board each meet the independence standards established by the NASDAQ Stock Market and the U.S. Securities and Exchange Commission (the “SEC”) for audit committees and compensation committees. In addition, the Board has determined that of the current directors, Messrs. Boone, Schmitt and Kunz each satisfy the definition of an “audit committee financial expert” under SEC rules and regulations, as well as nominees to the Board of Directors Dirk van Daele and Genaro Luna. These designations do not impose any duties, obligations or liabilities that are greater than those generally imposed as members of the Audit Committee and the Board, and the designation as audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

Board Committees and Charters

The Board of Directors has three standing committees: the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.  These committees assist the Board of Directors to perform its responsibilities and make informed decisions.

Audit Committee

The primary duties of the Audit Committee are to oversee (i) management’s conduct of our financial reporting process, including reviewing the financial reports and other financial information provided by the Company, and reviewing our systems of internal accounting and financial controls, (ii) our independent auditors’ qualifications and independence and the audit and non-audit services provided to the Company, and (iii) the engagement and performance of our independent auditors.  The Audit Committee assists the Board in providing oversight of our financial and related activities, including capital market transactions. The Audit Committee has a charter, a copy of which is available on our website at www.trackgrp.com.

The Audit Committee meets with our Chief Financial Officer and with our independent registered public accounting firm and evaluates the responses by the Chief Financial Officer both to the facts presented and to the judgments made by our independent registered public accounting firm.  The Audit Committee met four times during fiscal year 2014 and all members of the Audit Committee attended at least 75% of the Committee’s meetings.

Members of the Audit Committee currently consist of Messrs. Boone, Schmitt and Kunz. However, as Messrs. Schmitt and Kunz are not standing for re-election at the Annual Meeting, in the event Messrs. van Daele and Luna are elected to the Company’s Board of Directors, the Board currently intends to appoint both Messrs. van Daele and Luna to the Audit Committee.  Each member of the Audit Committee, as well as Messrs. van Daele and Luna, satisfies, according to the full Board of Directors, the definition of independent director as established in the NASDAQ Stock Market Rules and are financially literate.  In accordance with Section 407 of the Sarbanes-Oxley Act of 2002, the Board of Directors designated David S. Boone as the Audit Committee’s “Audit Committee Financial Expert” as defined by the applicable regulations promulgated by the SEC.

The Audit Committee reviewed and discussed the matters required by United States auditing standards required by the Public Company Accounting Oversight Board (“PCAOB”) and our audited financial statements for the fiscal year ended September 30, 2014 with management and our independent registered public accounting firm.  The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by Independence Standards Board No. 1, and the Audit Committee has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

Compensation Committee

Members of the Compensation Committee currently consist of Messrs. Mabey, Boone, and Schmitt.  However, as Messrs. Mabey and Schmitt are not standing for re-election at the Annual Meeting, in the event Messrs. van Daele and Luna are elected to the Company’s Board of Directors, the Board intends to appoint both Messrs. van Daele and Luna to the Compensation Committee.  The Compensation Committee met two times during fiscal year 2014.  The Board of Directors appoints members of the Compensation Committee.  Messrs. Mabey, Boone, and Schmitt are independent directors, and, if elected, Messrs. van Daele and Luna will be independent directors, as determined by the Board of Directors in accordance with the NASDAQ Stock Market Rules, including Rule 5605(d)(2)(A).  The Compensation Committee is governed by a charter approved by the Board of Directors, a copy of which is available on the Company’s website www.trackgrp.com.

           The Compensation Committee has responsibility for developing and maintaining an executive compensation policy that creates a direct relationship between pay levels and corporate performance and returns to stockholders. The Committee monitors the results of such policy to assure that the compensation payable to our executive officers provides overall competitive pay levels, creates proper incentives to enhance shareholder value, rewards superior performance, and is justified by the returns available to stockholders.

           The Compensation Committee also acts on behalf of the Board of Directors in administering compensation plans approved by the Board, in a manner consistent with the terms of such plans (including, as applicable, the granting of stock options, restricted stock, stock units and other awards, the review of performance goals established before the start of the relevant plan year, and the determination of performance compared to the goals at the end of the plan year).  The Committee reviews and makes recommendations to the Board with respect to new compensation incentive plans and equity-based plans; reviews and recommends the compensation of the Company’s directors to the full Board for approval; and reviews and makes recommendations to the Board on changes in major benefit programs of executive officers of the Company.

Nominating and Corporate Governance Committee

           Mr. Schmitt currently serves as the chair of the Nominating and Corporate Governance Committee.  Messrs. Kunz and Klinkhammer also currently serve as members of this Committee. However, as Messrs. Schmitt, Kunz and Klinkhammer are not standing for re-election at the Annual Meeting, in the event Messrs. van Daele and Luna are elected to the Company’s Board of Directors, the Board intends to appoint both Messrs. van Daele and Luna to the Nominating and Corporate Governance Committee. The Nominating Committee has the responsibility for identifying and recommending candidates to fill vacant and newly created Board positions, setting corporate governance guidelines regarding director qualifications and responsibilities, and planning for senior management succession.  The Nominating and Corporate Governance Committee did not separately recommend the appointment of Messrs. Luna and van Daele to the Board of Directors, which nominations were instead unanimously approved by the full Board of Directors.

           The Nominating and Corporate Governance Committee is required to review the qualifications and backgrounds of all directors and nominees (without regard to whether a nominee has been recommended by stockholders), as well as the overall composition of the Board of Directors, and recommend a slate of directors to be nominated for election at the annual meeting of stockholders, or, in the case of a vacancy on the Board of Directors, recommend a director to be elected by the Board to fill such vacancy.  The Nominating and Corporate Governance Committee held one meeting during fiscal 2014. The Nominating and Corporate Governance Committee’s charter is available on our website, www.trackgrp.com.

Director Nominations

The Board nominates directors for election at each annual meeting of stockholders and appoints new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board for such nomination or appointment. The Nominating and Corporate Governance Committee did not separately recommend the appointment of Messrs. Luna and van Daele to the Board of Directors, which nominations were instead unanimously approved by the full Board of Directors.

In addition, the Company’s Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at the Company’s annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of the Company’s Bylaws. Information required by the Company’s Bylaws to be in the notice include: the name, contact information and share ownership information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and its related rules and regulations. The Nominating and Corporate Governance Committee may also require any proposed nominee to furnish such other information as may reasonably be required by the Nominating and Corporate Governance Committee to determine the eligibility of such proposed nominee to serve as director of the Company. The recommendation should be sent to: Secretary, SecureAlert, Inc., 405 South Main Street, Suite 700, Salt Lake City, Utah 84111. You can obtain a copy of the Company’s Bylaws by writing to the Secretary at this address.

Stockholder Communications

If you wish to communicate with the Board, you may send your communication in writing to: Secretary, SecureAlert, Inc., 405 South Main Street, Suite 700, Salt Lake City, Utah 84111. You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Secretary will review any communication received from a stockholder, and all material and appropriate communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

Code of Ethics

           We have established a Code of Business Ethics that applies to our officers, directors and employees.  The Code of Business Ethics contains general guidelines for conducting our business consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder.  We will post on our website, www.trackgrp.com, any amendments to or waivers from a provision of our Code of Business Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions and that relates to any element of the Code of Business Ethics.

Board Leadership Structure

Although the Board believes in the separation of the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles, currently the Executive Committee of the Board of Directors is the acting Chief Executive Officer of the Company and Mr. Dubois, who is Chairman of the Board of Directors, serves on that Committee.  The Executive Committee is responsible for setting the strategic direction of the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Executive Committee and sets the agenda for the Board meetings and presides over meetings of the Board. The Board believes it should be able to freely select the Chairman of the Board based on criteria that it deems to be in the best interest of the Company and its stockholders, and therefore one person may, in the future, serve as both the Chief Executive Officer and Chairman of the Board.

Board Role in Risk Assessment

Management, in consultation with outside professionals, as applicable, identifies risks associated with the Company’s operations, strategies and financial statements. Risk assessment is also performed through periodic reports received by the Audit Committee from management, counsel and the Company’s independent registered public accountants relating to risk assessment and management. Audit Committee members meet privately in executive sessions with representatives of the Company’s independent registered public accountants. The Board also provides risk oversight through its periodic reviews of the financial and operational performance of the Company.

PROPOSAL NO. 2

AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME

General

Our Board of Directors has adopted resolutions approving, declaring advisable and recommending that our stockholders approve an amendment to and restatement of our Articles of Incorporation to change our corporate name from “SecureAlert, Inc.” to “Track Group, Inc.” If approved, the change to our corporate name will become effective upon the filing of a certificate of amendment with the Utah Secretary of State. We currently plan to file the Amended and Restated Articles as soon as reasonably practicable after receiving approval of the amendment from our stockholders. However, the Board of Directors has reserved the right to abandon the proposed amendment if, at any time before the filing of the certificate of amendment, it determines that changing our name is no longer in the best interests of the Company or our stockholders.

If this Proposal is approved, Article I of our Articles of Incorporation will be amended to reflect our new corporate name. The proposed amendment and restatement of our Articles of Incorporation is set forth in its entirety in Appendix A to this Proxy Statement.

 Purpose of and Rationale for the Amended and Restated Articles

The purpose of the proposed name change is to align our corporate name more closely with our vision as a leading provider of offender tracking technologies. As the Company continues to expand its products, services and locations, our Board of Directors believes that the proposed name change will build and foster the Company’s unparalleled dedication to offering innovative technologies and tracking capabilities, and will be beneficial to our stockholders because our customers will associate the name “Track Group, Inc.” with a more focused objective.

Effect of Proposed Amendment

If approved by our stockholders, the Amended and Restated Articles and the change to our corporate name will not affect the validity of any of our existing stock certificates that bear the name “SecureAlert, Inc.” Stockholders with certificated shares may continue to hold existing certificates, and the number of shares represented by those certificates will remain unchanged the Amended and Restated Articles. New stock certificates that are issued after the Amended and Restated Articles of Incorporation are filed with the Utah Secretary of State will bear the name “Track Group, Inc.”

Currently our common stock is quoted on the OTCQB under the symbol “SCRA” If the proposed Amended and Restated Articles are approved, we will request a CUSIP number and new ticker symbol based on our new name. Under the rules of the OTC QB, we cannot make any requests for a particular symbol and, as a result, we will not know what our new symbol will be until it has been assigned by the Financial Industry Regulatory Authority (“FINRA”).

If this Proposal is not approved, the proposed Amended and Restated Articles will not become effective and our name will remain unchanged.

Required Approvals

Under Utah law, the number of votes FOR must exceed the number of votes AGAINST to approve this Proposal. Abstentions and broker non-votes will no effect on the outcome of this Proposal. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this Proposal has been approved. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the adoption of the Amended and Restated Articles.

Board of Directors Recommendation

The Board recommends that you vote “FOR” the amendment to and restatement of out Articles of Incorporation to change our name from “SecureAlert, Inc.” to “Track Group, Inc.”

PROPOSAL NO. 3

AMENDMENT TO OUR 2012 EQUITY INCENTIVE AWARD PLAN

Background of Plan and Purpose of the Plan Amendment

            The Plan was first adopted by the Board of Directors on September 26, 2011, and authorized a total of 18.0 million shares of our common stock for issuance thereunder, which number was reduced to 90,000 shares following a one-for- 200 reverse split of our common stock on February 28, 2013.  As of March 30, 2015, 80,320 shares of common stock have been issued under the Plan. Accordingly, the Board of Directors has approved the Plan Amendment, subject to approval by the Company’s stockholders, to increase the number of shares available for issuance under the Plan to by the greater of 700,000 or 7% of the issued and outstanding shares of common stock on the day of the Annual Meeting.

Summary Description of the Plan

The Plan is intended to (i) encourage ownership of shares by our employees and directors and certain consultants to the Company; (ii) induce them to work for the benefit of the Company; and (iii) provide additional incentive for such persons to promote the success of the Company.

The Compensation Committee of the Board of Directors will administer the Plan, which permits the granting of equity awards to purchase up to 90,000 shares of common stock, which number will increase to by the greater of 700,000 or 7% of the issued and outstanding shares of common stock on the day of the Annual Meeting.

The Plan permits the Compensation Committee to grant various types of equity awards, including incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, stock payments, deferred stock, restricted stock units, other stock-based awards, and performance-based awards to eligible individuals.

Administration

The Compensation Committee of the Board of Directors will administer the Plan.  The Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend awards to participants other than senior executives of the Company who are subject to Section 16 of the Exchange Act, or employees who are “covered employees” within the meaning of Section 162(m) (“Section 162(m)”) of the Internal Revenue Code (the “Code”).  The Compensation Committee includes at least two directors, each of whom qualifies as a non-employee director pursuant to Rule 16b-3 of the Exchange Act, and an “outside director" pursuant to Section 162(m).

The Compensation Committee will have the exclusive authority to administer the Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, provided that the Compensation Committee will not have the authority to accelerate vesting or waive the forfeiture of any performance-based awards.

Eligibility

Persons eligible to participate in the Plan include non-employee members of the Board, consultants to the Company, and all of the employees of the Company and its subsidiaries, as determined by the Compensation Committee.

Awards

The Plan provides for the grant of incentive stock options and nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, other stock-based awards and performance-based awards.

Stock options, including incentive stock options, as defined under Section 422 of the Code, and nonqualified stock options may be granted pursuant to the Plan.  The option exercise price of all stock options granted pursuant to the Plan will be at least 100% of the fair market value of the common stock on the date of grant. Stock options may be exercised as determined by the Compensation Committee, but in no event after the tenth anniversary of the date of grant.  The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.

Restricted stock may be granted pursuant to the Plan.  A restricted stock award is the grant of shares of common stock that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met.  Conditions may be based on continuing employment or achieving performance goals.  During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares.  The restrictions will lapse in accordance with a schedule or other conditions determined by the Compensation Committee.

A stock appreciation right (“SAR”) is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the fair market value of a share of common stock on the date of grant of the SAR.  Payments will be made by the Company in cash or common stock.

The other types of awards that may be granted under the Plan include performance shares, performance stock units, deferred stock, restricted stock units, and other stock-based awards.

Changes in Capital Structure

In the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of assets or any other corporate event affecting the common stock or the share price of the common stock in a manner that causes dilution or enlargement of benefits or potential benefits under the Plan, then the Compensation Committee may make proportionate adjustments to: (i) the aggregate number of, and types of, shares of stock subject to the Plan, (ii) the terms and conditions of any outstanding awards (including any applicable performance targets) and (iii) the grant or exercise price for any outstanding awards.

In addition, in such a case or in the event of any unusual or nonrecurring transactions or events affecting the Company or of changes in applicable laws, the Compensation Committee, may, subject to the terms of the Plan, take any of the following actions if it determines that such action is appropriate in order to prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Plan or with respect to any award: (i) provide for either the termination, purchase or replacement of the awards, (ii) provide that the awards shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, (iii) make adjustments in the number and type of shares of stock (or other securities or property) subject to outstanding awards and/or in the terms and conditions of (including the exercise price), and the criteria included in, outstanding awards which may be granted in the future, (iv) provide for the acceleration of vesting or exercisability of the awards and (v) provide that the awards cannot vest or be exercised after the event that triggers the action.

Amendment and Termination

The Compensation Committee, subject to approval of the full Board of Directors, may terminate, amend, or modify the Plan at any time; provided, however, that stockholder approval must be obtained for any amendment to the extent necessary or desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the Plan, to extend the exercise period for an option beyond ten years from the date of grant or to allow a material increase in the benefits or change the eligibility requirements under the Plan.  In addition, without approval of the Company's stockholders, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option was granted and, except to the extent permitted by the Plan in connection with changes in the Company's capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price.

In no event may an award be granted pursuant to the Plan on or after the tenth anniversary of the effectiveness of the Plan.

Federal Income Tax Consequences

The tax consequences of the Plan under current federal law are summarized in the following discussion, which deals with the general tax principles applicable to the Plan, and is intended for general information only. Alternative minimum tax and state and local income taxes are not discussed.  Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality.  The tax information summarized is not tax advice.

Nonqualified Stock Options.  For federal income tax purposes, an optionee generally will not recognize taxable income on the grant of a nonqualified stock option (“NQSO”) under the Plan, but upon the exercise of an NQSO will recognize ordinary income, and the Company generally will be entitled to a deduction.  The amount of income recognized (and the amount generally deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property.  An optionee's basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO, and any subsequent gain or loss will generally be taxable as capital gains or losses.

Incentive Stock Options. An optionee generally will not recognize taxable income upon either the grant or exercise of an Incentive Stock Option (“ISO”); however, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an "item of tax preference" for the optionee for purposes of the alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares of the common stock acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of exercise.  If the shares of common stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the ISO exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain.  If the shares of common stock are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee's ordinary income generally is limited to excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction with respect to an ISO only to the extent the optionee has ordinary income upon sale or other disposition of the shares of common stock.

Stock Appreciation Rights.  No taxable income is generally recognized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise.  The Company generally will be entitled to a compensation deduction for the amount the recipient recognizes as ordinary income.

Restricted Stock and Deferred Stock.  A participant to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction, unless, in the case of restricted stock, an election is made under Section 83(b) of the Code.  However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price therefore. Similarly, when deferred stock vests and is issued to the employee, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance.  If an election is made under Section 83(b) with respect to restricted stock, the employee generally will recognize ordinary income at the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore and the Company will be entitled to a deduction for the same amount.  The Code does not permit a Section 83(b) election to be made with respect to deferred stock.

    Dividend Equivalents. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time.  When a dividend equivalent is paid, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction

   Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time.  When an award is paid, whether in cash or common stock, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

   Stock Payments.  A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

   Section 162(m) Limitation.  In general, under Section 162(m), income tax deductions of publicly held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under nonqualified retirement plans) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year.  However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation.

Under Section 162(m), stock options and SARs will satisfy the “performance-based compensation” exception if the awards of the options or SARs are made by a committee of the Board of Directors consisting solely of two or more “outside directors,” the plan sets the maximum number of shares that can be granted to any person within a specified period, and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option or SAR exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date).  Other types of awards may only qualify as “performance-based compensation” if such awards are granted or payable only to the recipients based upon the attainment of objectively determinable and pre-established performance targets established by a qualifying committee of the Board and related to performance goals approved by the Company's stockholders.

The Plan has been designed in order to permit the Compensation Committee to grant stock options and SARs that will qualify as “performance-based compensation” under Section 162(m). In addition, in order to permit Awards other than stock options and SARs to qualify as “performance-based compensation,” the Plan allows the Compensation Committee to designate as “Section 162(m) Participants” employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m).  The Compensation Committee may grant awards to Section 162(m) Participants that vest or become exercisable upon the attainment of specific performance targets that are related to one or more of the performance goals set forth in the Plan.  The Company's stockholders are also being asked in this Proposal to approve the performance goals established in the Plan.

Awards Granted Under the Plan

    Because grants under the Plan are subject to the discretion of the Compensation Committee, awards under the Plan that may be made in the future are not determinable. Future exercise prices for options granted under the Plan are also not determinable because they will be based upon the fair market value of the Company’s common stock on the date of grant.

The following table discloses all awards granted to the persons or groups specified below under the current version of the Plan as of our most recently completed fiscal year ended September 30, 2014:

Awards Granted Pursuant to the 2012 Equity Incentive Award Plan

Name and Position	Number of Stock Options	Number of Shares of Restricted Stock	Dollar Value ($)

John Merrill Chief Financial Officer	-	-	$-

Total- Executive Officers	-	-	$-

Directors, as a group (1)	14,988	16,490	$291,233

Employees, as a group (1)	30,000	18,842	$686,617

Total	44,988	35,332	$977,850

(1)	Excludes the Company’s executive officers.

Vote Required

The affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote is necessary for approval of the amendment to the Company’s 2012 Equity Incentive Award Plan.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this Proposal has been approved. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the adoption of the Plan Amendment.

Board of Directors Recommendation

The Board recommends a vote “FOR” an amendment to our 2012 Equity Incentive Award Plan.

PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company’s executive compensation program is designed to attract, motivate and retain a talented team of executives. The Company seeks to accomplish this goal in a way that rewards performance that is aligned with its stockholders’ long-term interests. The Company believes that its executive compensation program achieves this goal and is strongly aligned with the long-term interests of its stockholders.

Pursuant to Section 14A of the Exchange Act, the Company is submitting a proposal to its stockholders for an advisory vote on the compensation of its named executive officers. This Proposal, commonly known as a “say-on-pay” proposal, is a non-binding vote, but gives stockholders the opportunity to express their views on the compensation of the Company’s named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers.

Accordingly, the following resolution is submitted for stockholders for approval:

RESOLVED, that the stockholders of SecureAlert, Inc., dba Track Group, approve, on an advisory basis, the compensation of its named executive officers as disclosed in the Proxy Statement for the Annual Meeting to be held May 19, 2015, pursuant to Item 402 of Regulation S-K, the accompanying tabular disclosure regarding named executive officer compensation and the corresponding narrative disclosure and footnotes.

As an advisory vote, this Proposal is not binding. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this Proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Vote Required

The affirmative “FOR” vote must exceed the number of votes “AGAINST: to approve this non-binding matter. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this Proposal has been approved. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this Proposal.

The number of votes FOR must exceed the number of votes AGAINST to approve this non-binding matter. Abstentions and broker non-votes will no effect on the outcome of this Proposal.

Board of Directors Recommendation

    The Board recommends that stockholders vote “FOR” the advisory resolution above, approving of the compensation paid to the Company’s named executive officers.

PROPOSAL NO. 5

RATIFICATION OF THE APPOINTMENT OF
EIDE BAILLY, LLP TO SERVE AS OUR
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

    The Board of Directors has appointed Eide Bailly, LLP (“Eide Bailly”) as our independent registered public accounting firm for the current fiscal year and hereby recommends that the stockholders ratify such appointment.

    The Board of Directors may terminate the appointment of Eide Bailly as the Company’s independent registered public accounting firm without the approval of the stockholders whenever the Board of Directors deems such termination necessary or appropriate.

    Representatives of Eide Bailly will be present at the Annual Meeting, or available by telephone, and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

Audit Fees

Audit services consist of the audit of the annual consolidated financial statements of us, and other services related to filings and registration statements filed by us and our subsidiaries and other pertinent matters.  Hansen Barnett & Maxwell, P.C. (“HBM”) served as our independent auditors for most of fiscal year 2013, for which we paid approximately $49,750.  HBM resigned as our independent registered public accounting firm on September 23, 2013.  We appointed Eide Bailly as our independent registered public accounting firm on September 24, 2013.  We paid Eide Bailly approximately $162,500 and $50,000 for audit services for the year ended September 30, 2014 and 2013, respectively.

Tax Fees, Audit Related Fees, and All Other Fees

HBM provided tax services to us for fiscal year 2013, for which we paid approximately $16,750.  The Audit Committee of the Board of Directors considered and authorized all services provided by HBM.  No tax services were provided to us during the fiscal year ended September 30, 2013 by Eide Bailly. The Company paid Eide Bailly $9,064 in audit related fees for the year ended September 30, 2013. The Company paid Eide Bailly $16,230 and $13,231 for tax and audit related fees during the year ended September 30, 2014, respectively.

Auditor Independence

Our Audit Committee considered that the work done for us in fiscal year 2013 and 2014 by HBM and by Eide Bailly was compatible with maintaining the independence of each of those firms.

Required Vote

    Ratification of the selection of Eide Bailly as the Company’s independent auditors for the fiscal year ending September 30, 2015 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Under Utah law and the Company’s Articles of Incorporation and Bylaws, an abstention will have the same legal effect as a vote against the ratification of Eide Bailly and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the ratification. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Eide Bailly as the Company’s independent auditors for the fiscal year ending September 30, 2015.

Board of Directors Recommendation

    The Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of Eide Bailly, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2015.

EXECUTIVE OFFICERS

The Company’s executive officers are appointed by the Board on an annual basis and serve at the discretion of the Board, subject to the terms of any employment agreements they may have with the Company. The following is a brief description of the present and past business experience of each of the Company’s current executive officers.

Name	Age	Position
Executive Committee of Board of Directors		Principal Executive Officer
John R. Merrill	44	Chief Financial Officer

The Executive Committee of the Board of Directors was established to act temporarily in the principal executive officer function following the resignation of our Chief Executive Officer in October 2012. Current members of the Executive Committee are Guy Dubois and David S. Boone.  Biographies for Messrs. Dubois and Boone appear under heading director biographical information as stated above.

John R. Merrill was appointed to Chief Financial Officer in April 2014. Mr. Merrill has held a variety of financial roles within public and private organizations including United Health Group, Clear Channel, IMG, and Sports Authority.  From 2013 to 2014, Mr. Merrill was the CFO of TenXNetworks and IPVidTech.com, a start-up network hardware and business intelligence provider.  From 2010 to 2013, Mr. Merrill worked as an advisor in the healthcare technology industry facilitating due diligence and integration of certain acquired companies.  Prior to 2010, Mr. Merrill was the CFO of Park City Group, Inc. (NASDAQ: PCYG) and Prescient Applied Intelligence, Inc. (OTCQB: PPID) software-as-a-service providers of supply chain solutions for both retailers and their suppliers.  He began his career with KPMG and holds a Bachelors and a Master’s in Accounting from the University of South Florida.

EXECUTIVE COMPENSATION

    Set out in the following summary compensation table are the particulars of compensation paid to the following persons for our fiscal years ended September 30, 2014 and 2013:

(a)	our principal executive officer, consisting of the executive committee of the Board of Directors; and

(b)
our most highly compensated executive officer who was serving as an executive officer at the end of the fiscal year ended September 30, 2014 who had total compensation exceeding $100,000 (together, with the principal executive officer, the “Named Executive Officers”); and

(c)
an additional individual for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer at the end of the most recently completed financial year.

Name and		Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total
Principal Position	Year	( $ )	( $ )	( $ )	( $ )	( $ )	( $ )

Guy Dubois (1)	2014	$-	$-	$-	$346,276	$-	$346,276
Chairman and Acting Principal Executive Officer	2013	$-	$-	$-	$335,687	$-	$335,687

Chad D. Olsen (2)	2014	$325,056	$-	$-	$-	$32,515	$357,571
Former Chief Financial Officer	2013	$192,000	$-	$-	$-	$8,740	$200,740

John R. Merrill (3)	2014	$79,615	$-	$-	$-	$12,613	$92,228
Chief Financial Officer

Bernadette Suckel (4)	2014	$211,048	$-	$-	$-	$15,995	$227,043
Former Managing Director Global Customer Service	2013	$168,000	$-	$-	$-	$8,061	$176,061

(1)	Mr. Dubois has been a member of the Executive Committee since October 2012 and currently serves as Chairman of the Board of Directors.

(2)	Mr. Olsen served as our Chief Financial Officer from January 2010 through April 2014. The total column includes additional compensation for paid-time off, health, dental, life and vision insurance.

(3)	Mr. Merrill has served as our Chief Financial Officer since April 2014. The total column includes additional compensation for paid-time off, health, dental, life and vision insurance.

(4)
Mrs. Suckel served as Managing Director of Global Customer Service and Account Management of the Company from June 2008 through June 2014. The total column includes additional compensation for health, dental, life and vision insurance

Narrative Disclosure to the Executive Compensation Table

Compensation Paid to the Members of the Executive Committee

Member of the Executive Committee and acting principal executive officer, Guy Dubois, was granted warrants equal to $300,326 for his additional work as a director and member of the Board’s Executive Committee during the fiscal year ended September 30, 2014 consisting of warrants to purchase 51,576 shares of common stock at an exercise price of $17.45 per share. These warrants vest in equal monthly increments over a period of one year or immediately upon the hiring of a new Chief Executive Officer.  These warrants were valued at the date of grant using the Black-Scholes model. The Board of Directors has not determined a timeline for the hiring of a new Chief Executive Officer.

Merrill Employment Agreement

On November 19, 2014, the Company entered into a two-year employment agreement with John Merrill, our Chief Financial Officer (the “Merrill Employment Agreement”).  Under the terms and conditions of the Merrill Employment Agreement, Mr. Merrill will receive an annual base salary of $180,000 and is eligible to participate in the Company’s Employee Bonus Plan and 2012 Equity Incentive Award Plan, wherein Mr. Merrill may earn a variable cash bonus and/or shares of the Company’s common stock based on individual performance and achieving specific Company milestones. Mr. Merrill is also entitled to participate in such life insurance, disability, medical, dental, retirement plans and other programs as may be made generally available from time to time by the Company for the benefit of similarly situated employees or its employees generally.

Outstanding Equity Awards at September 30, 2014

The following table discloses outstanding stock option awards and warrants held by each of the Named Executive Officers at September 30, 2014

Outstanding Equity Awards at Fiscal Year-End 2014
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) exercisable	Equity incentive plan awards: Number of underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of Unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or Payout value of unearned shares, units or other rights that have not vested ($)

Guy Dubois	2,385	-	-	$12.580	3/21/2015	-	-	-	-
	64,665	-	-	$9.000	4/15/2015	-	-	-	-
	4,083	-	-	$14.700	6/30/2015	-	-	-	-
	2,280	-	-	$19.460	9/30/2015	-	-	-	-
	2,344	-	-	$19.290	12/31/2015	-	-	-	-
	2,432	-	-	$18.750	3/31/2016	-	-	-	-
	51,576			$17.450	6/2/2016
	2,647			$15.450	6/30/2016

Chad D. Olsen	-	-	-	-		-	-	-	-

John R. Merrill	-	-	-	-		-	-	-	-

Bernadette Suckel	-	-	-	-		-	-	-	-

Compliance with Section 16(a) of the Exchange Act

    Section 16(a) of the Exchange Act requires our officers, directors, and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater-than-ten-percent stockholders are also required by the SEC to furnish us with copies of all Section 16(a) forms that they file.

    Based solely upon a review of these forms that were furnished to us, we believe that all reports required to be filed by these individuals and persons under Section 16(a) were filed during fiscal year 2014 and that such filings were timely except the following:

• Mr. Klinkhammer, a director, filed one late Form 4 reporting one transaction

• Mr. Schmitt, a director, filed three late Form 4s reporting three transactions

• Mr. Dubois, a director, filed one late Form 4 reporting one transaction

• Mr. Boone, a director, filed one late Form 4 reporting one transaction

• Mr. Mabey, a director, filed two late Form 4s reporting two transactions

• Mr. Kunz, a director, filed two late Form 4s reporting two transactions

DIRECTOR COMPENSATION

The table below summarizes the compensation paid by us to our non-employee directors for the fiscal year ended September 30, 2014:

	Fees earned	Stock awards	Option awards	Total
Name	($)*	($)	($)	($)

Winfried Kunz	$15,000	$15,000	$15,000	$45,000
George F. Schmitt	$15,000	$22,500	$8,991	$46,491
Rene Klinkhammer	$15,000	$30,000	$-	$45,000
David S. Boone	$30,000	$30,000	$30,000	$90,000
Dan L. Mabey	$15,000	$29,833	$-	$44,833
Guy Dubois	$30,000	$-	$346,276	$376,276

*Fees earned by our non-employee directors will be paid in common stock or options to purchase common stock at the option of the director.  A liability for these fees was included with accrued expenses at September 30, 2014.

From October 2013 through May 2014, we accrued $2,500 per month, which amount was increased to $5,000 per month in June 2014, for each director to be issued in shares of common stock valued on the last date of the quarter. Alternatively, any director may elect to receive warrants with an exercise price at the current market price at the date of grant in the amount of three times the amount had the director elected to take shares, valued at the date of grant using the Black-Scholes valuation method. Additionally, the Chairman and Chairman of the Audit Committee accrue $10,000 per month rather than $5,000.  Mr. Dubois became a director in December 2012 and our Chairman on February 28, 2013.

Director Warrants

The following table lists the warrants to purchase shares of common stock held by each of our directors as of December 12, 2014:

	Grant	Expiration	Exercise	Number of	Compensation
Name	Date	Date	Price	Options	Expense

Winfried Kunz	3/22/13	3/21/15	$12.58	8,943	$43,809
	7/1/13	6/30/15	$14.70	2,040	$11,811
	10/1/13	9/30/15	$19.46	1,140	$8,991
	1/2/14	12/31/15	$19.29	1,172	$6,007

George F. Schmitt	3/22/13	3/21/15	$12.58	8,943	$43,809
	7/1/13	6/30/15	$14.70	2,040	$11,811
	10/1/13	9/30/15	$19.46	1,140	$8,991

Guy Dubois	3/22/13	3/21/15	$12.58	2,385	$11,682
	4/16/13	4/15/15	$9.00	64,665	$285,003
	7/1/13	6/30/15	$14.70	4,083	$23,640
	10/1/13	9/30/15	$19.46	2,280	$17,982
	1/2/14	12/31/15	$19.29	2,344	$12,014
	4/1/14	3/31/16	$18.75	2,432	$8,684
	6/3/14	6/2/16	$17.45	51,576	$300,326
	7/1/14	6/30/16	$15.45	2,647	$7,270

David S. Boone	3/22/13	3/21/15	$12.58	8,943	$43,809
	7/1/13	6/30/15	$14.70	4,083	$23,640
	10/1/13	9/30/15	$19.46	2,280	$17,982
	1/2/14	12/31/15	$19.29	2,344	$12,014

Dan L. Mabey	3/22/13	3/21/15	$12.58	8,943	$43,809

Rene Klinkhammer	1/20/10	1/19/15	$26.00	1,000	$21,036
	3/22/13	3/21/15	$12.58	8,943	$43,809
	7/1/13	6/30/15	$14.70	2,040	$11,811

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding beneficial ownership as of March 30, 2015 (the “Table Date”), of our common stock by (i) each shareholder known to us to be the beneficial owner of more than five percent of our common stock; (ii) each of our Named Executive Officers serving as of the Table Date; (iii) each of our directors serving as of the Table Date; and (iv) all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC.  Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and dispositive power with respect to all securities they beneficially own.  The applicable percentage ownership is based on 10,150,167 shares of common stock issued and outstanding as of the Table Date.

Beneficial ownership representing less than one percent of the issued and outstanding shares of a class is denoted with an asterisk (“*”).  Holders of common stock are entitled to one vote per share.

Name and Address of	Common Stock
Beneficial Owner (1)	Shares	%

5% Beneficial Owners:
Sapinda Asia Limited (2)	5,127,853	51%
Safety Invest S.A., Compartment Secure I (3)	1,890,697	19%

Directors and Named Executive Officers:
David S. Boone (4)	24,339	*
Guy Dubois (5)	147,400	1%
Rene Klinkhammer (6)	17,098	*
Winfried Kunz (7)	15,793	*
Dan Mabey (8)	16,436	*
George F. Schmitt (9)	24,641	*
John R. Merrill	-	*

All directors and executive officers as a group (7 persons)	245,707	2%

(1)	Except as otherwise indicated, the business address for these beneficial owners is c/o the Company, 405 South Main Street, Suite 700, Salt Lake City, Utah 84111.

(2)	Address is Rooms 803-4, 8F, Hang Seng Bank Building, 200 Hennessy Road, Wanchai, Hong Kong. Based on a Form 4 filed by Sapinda Asia Limited on November 5, 2013.

(3)
Secure I is a compartment of Safety Invest S.A. (“Safety”), a company established under the Luxembourg Securitization Law and incorporated as a “société anonyme” under the laws of the Grand Duchy of Luxembourg whose principal business is to enter into one or more securitization transactions.

(4)
Mr. Boone is a director and a member of the Board of Directors’ executive committee.  Includes 6,689 shares of common stock owned of record and 17,650 shares of common stock issuable upon exercise of stock purchase warrants.

(5)
Mr. Dubois is a director and Chairman of the Board of Directors; he is also a member of the executive committee of the Board of Directors.  Includes 147,400 shares of common stock issuable upon exercise of stock purchase warrants.

(6)	Mr. Klinkhammer is a director. Includes 6,115 shares of common stock owned of record and 10,983 shares of common stock issuable upon exercise of stock purchase warrants.

(7)	Mr. Kunz is a director. Includes 2,498 shares of common stock owned of record and 13,295 shares of common stock issuable upon exercise of stock purchase warrants.

(8)	Mr. Mabey is a director. Includes 7,493 shares of common stock owned of record and 8,943 shares of common stock issuable upon exercise of stock purchase warrants.

(9)	Mr. Schmitt is a director. Includes 12,518 shares of common stock owned of record and 12,123 shares of common stock issuable upon exercise of stock purchase warrants.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

 Royalty Agreement

On August 4, 2011, with an effective date of July 1, 2011, we entered into an agreement (the “Royalty Agreement”) with Borinquen Container Corp., a corporation organized under the laws of the Commonwealth of Puerto Rico (“Borinquen”) to purchase Borinquen’s wholly-owned subsidiary, International Surveillance Services Corporation, a Puerto Rico corporation (“ISS”) in consideration of 310,000 shares of our common stock, valued at the market price on the date of the Royalty Agreement at $16.40 per share, or $5,084,000.  We also agreed to pay to Borinquen quarterly royalty payments in an amount equal to 20% of our net revenues from the sale or lease of our monitoring devices and monitoring services within a territory comprised of South and Central America, the Caribbean, Spain and Portugal, for a term of 20 years.  On February 1, 2013, we redeemed and terminated this royalty obligation in February 2013 for a total cost of $13.0 million using the proceeds of a $16.7 million loan from a related party, Sapinda Asia Limited (“Sapinda Asia”). In addition to the $13.0 million used to terminate the Royalty Agreement, we used the remaining $3.7 million as operating capital during the 2013 fiscal year. On September 30, 2013, Sapinda Asia converted all outstanding principal and interest under the loan, totaling $17,576,627, into 3,905,917 shares of common stock at a rate of $4.50 per share.

Revolving Loan Agreement

On February 1, 2013, the Company entered into a revolving loan agreement with Sapinda Asia (the “Revolving Loan”).  Under this arrangement, the Company may borrow up to $1,200,000 at an interest rate of 3% per annum for unused funds and 10% per annum for borrowed funds. On October 24, 2013, the Company drew down the full $1,200,000 for use in a performance bond as required under a contract with an international customer. The loan initially matured in June 2014. However, the maturity date of the note was extended and now matures in December 2015.

Related-Party Promissory Note

On November 19, 2013, the Company borrowed $1,500,000 from Sapinda Asia.  The unsecured note bears interest at a rate of 8% per annum and initially matured on November 18, 2014. However, the maturity date of the note was extended to November 19, 2015. As of September 30, 2014, the Company owed $1,500,000 of principal and $43,726 of accrued interest on the note.

Related-Party Service Agreement

During the fiscal year ended September 30, 2013, the Company entered into an agreement with Paranet Solutions, LLC to provide the following primary services:  (i) procurement of hardware and software necessary to ensure that vital databases are available in the event of a disaster (backup and disaster recovery system); and (ii) providing the security of all data and the integrity of such data against all loss of data, misappropriation of data by Paranet, its employees and affiliates.  David S. Boone, a director and member of the Company’s Executive Committee, was the Chief Executive Officer of Paranet until August 2014.

As consideration for these services, the Company agreed to pay Paranet $4,500 per month, and during the year ended September 30, 2014 the Company paid $461,223 to Paranet. The arrangement can be terminated by either party for any reason upon ninety (90) days written notice to the other party.

Facility Agreement

On January 3, 2014, we entered into an unsecured Facility Agreement with Tetra House Pte. Ltd., a related-party entity, controlled by our Chairman, Guy Dubois.  Under this agreement, we may borrow up to $25,000,000 for working capital and acquisitions purposes. The loan bears interest at a rate of 8% per annum, payable in arrears semi-annually, with all principal and accrued and unpaid interest due on January 3, 2016. In addition, we agreed to pay Tetra House an arrangement fee equal to 3% of the aggregate maximum amount under the loan. On January 14, 2014 Tetra House assigned the Facility Agreement to Conrent Invest S.A.  Since January 3, 2014, we have borrowed $25,000,000 under the Facility Agreement. The borrowed funds have been used for acquisitions and for general corporate purposes. The Facility Agreement was reviewed and approved by disinterested and independent members of the Board of Directors, David S. Boone, Winfried Kunz, Dan L. Mabey and George F. Schmitt.

Additional Related-Party Transactions and Summary of All Related-Party Obligations

	2014	2013

Loan from a significant shareholder with an interest rate of 8% per annum. Principal and interest due at maturity on December 30, 2015.	$1,200,000	$-

Promissory note with a significant shareholder with an interest rate of 8% per annum. Principal and interest due at maturity on November 19, 2015.	1,500,000	-

Convertible debenture of $16,700,000 from a significant shareholder with an interest rate of 8% per annum. On September 30, 2013, $16,640,000 plus accrued interest of $936,627 was converted into 3,905,917 shares of common stock and in October 2013, the Company paid $60,000 in cash to pay off the debenture.	-	60,000

Total related-party debt obligations	2,700,000	60,000
Less current portion	-	(60,000)
Long-term debt, net of current portion	$2,700,000	$-

STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING

Stockholder proposals that are intended to be presented by stockholders at the Company’s 2016 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than December 12, 2015 in order that they may be included, if appropriate, in the Company’s proxy statement and form of proxy relating to that meeting. A stockholder proposal not included in the Company’s proxy statement for the 2016 Annual Meeting of Stockholders will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company’s Bylaws. To be timely, the Bylaws provide that the Company must have received the stockholder’s notice not less than 90 days nor more than 120 days in advance of the date the proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders. However, if the date of the 2016 Annual Meeting of Stockholders is changed by more than 30 days from the date of this year’s Annual Meeting, the Company must receive the stockholder’s notice no later than the close of business on (i) the 90th day prior to such annual meeting and (ii) the seventh day following the day on which public announcement of the date of such meeting is first made.

PAYMENT OF COSTS

The expense of printing and mailing proxy materials and the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by proxy solicitors, directors, officers and other employees of the Company by personal interview, telephone, facsimile or other means. No additional compensation will be paid to directors, officers or employees of the Company for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the common stock.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Company, Attn: Investor Relations Department, 405 South Main Street, Suite 700, Salt Lake City, Utah 84111, or by calling (801) 451-6141. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

OTHER MATTERS

The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies solicited by this Proxy Statement, if validly signed, dated and returned to the Company, will be voted in accordance with the judgment of the persons holding the proxies.

Whether or not you intend to be present at the Annual Meeting, the Company urges you to return your signed proxy promptly.

By Order of the Board of Directors
April 9, 2015
Guy Dubois
Executive Committee Member, Acting Chief Executive Officer

The Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014 has been mailed with this Proxy Statement. The Company will provide copies of exhibits to that report, but will charge a reasonable fee per page to any requesting stockholder. Any such request should be addressed to the Company at 405 South Main Street, Suite 700, Salt Lake City, Utah 84111, Attention: Investor Relations Department. The request must include a representation by the stockholder that as of April 2, 2015 the stockholder was entitled to vote at the Annual Meeting.

Copies of the Annual Report on Form 10-K and the exhibits thereto may also be obtained through the SEC’s web site at www.sec.gov and at: www.astproxyportal.com/ast/18188.

APPENDIX A

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
SECUREALERT, INC.

SecureAlert, Inc. (the “Corporation”), does hereby amend and restate its Articles of Incorporation, as amended, in their entirety in accordance with the Utah Revised Business Corporation Act, as amended, (the “Act”), and certifies as follows:

ARTICLE I
NAME

The name of the Corporation is Track Group, Inc.

ARTICLE II
PURPOSES AND POWERS

The Corporation is organized to engage in any and all lawful acts, activities and pursuits for which corporations may presently or hereafter be organized under the Act. The Corporation shall have all powers allowed by law, including, without limitation, those powers described in Section 16-10a-302 of the Act.

ARTICLE III
AUTHORIZED SHARES

The Corporation is authorized to issue two classes of shares to be designated, respectively, the “Common Stock” and the “Preferred Stock.”  The total number of shares of Common Stock authorized to be issued is fifteen million (15,000,000) and the total number of shares of Preferred Stock authorized to be issued is twenty million (20,000,000).  The Common Stock and the Preferred Stock shall each have a par value of $0.0001 per share.

Each outstanding share of the Common Stock and Preferred Stock of the Corporation held prior to the filing of these Amended and Restated Articles of Incorporation (the “Restated Articles”) shall immediately after such filing represent that same number of shares of Common Stock or Preferred Stock respectively.  These Restated Articles do not provide for an exchange, reclassification, or cancellation of issued shares of the Corporation.

The Corporation’s previously authorized and designated Series A, Series B, Series C and Series D Convertible Preferred Stock have been redeemed, converted, and/or cancelled and such Convertible Preferred Stock Designations are of no further effect and no longer valid or existing as of the adoption and filing of these Restated Articles.

ARTICLE IV
REGISTERED OFFICE AND AGENT

The address of the registered office of the Corporation in the State of Utah is 111 East Broadway, Suite 900, Salt Lake City, UT  84111.  The name of its registered agent at such address is DJP Corporate Services Salt Lake.

ARTICLE V
LIMITATION ON LIABILITY

Within the meaning of and in accordance with Section 16-10a-841 of the Act:

A.           No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director, except as provided in this ARTICLE V.

B.           The limitation of liability contemplated in this ARTICLE V shall not extend to (a) the amount of a financial benefit received by a director to which he or she is not entitled, (b) an intentional infliction of harm on the Corporation or its shareholders, (c) a violation of Section 16-10a-842 of the Act, or (d) an intentional violation of criminal law.

A-1

C.           Any repeal or modification of this ARTICLE V by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

D.           Without limitation, this ARTICLE V shall be applied and interpreted, and shall be deemed to incorporate, any provision of the Act, as the same exists on the date hereof or may hereafter be amended, as well as any applicable interpretation of Utah law, so that personal liability of directors and officers of the Corporation to the Corporation or its shareholders, or to any third person, shall be eliminated or limited to the fullest extent as from time to time permitted by Utah law.

ARTICLE VI
ADOPTION OF ARTICLES

The foregoing Restated Articles were duly approved by all of the Board of Directors of the Corporation at a meeting of the Board of Directors on ______________, 2015, and by a majority vote at a meeting the Shareholders of all issued and outstanding voting securities the Corporation on May 19, 2015, in conformity with the requirements of the Act and the Bylaws of the Corporation.  At the time of the adoption of the foregoing Restated Articles, the Corporation had one class of stock outstanding, designated as Common Stock and _______________ (_________) Common Stock shares were issued and outstanding, all of which were entitled to vote thereon.  The number of shares of Common Stock that voted to approve the foregoing Restated Articles was ____________, or ____% of the issued and outstanding shares, which is sufficient for the approval of the foregoing Restated Articles.

IN WITNESS WHEREOF, these Amended and Restated Articles of Incorporation are executed as of the ___ day of ______________, 2015.

TRACK GROUP, INC.

By: ________________________________

Name: ______________________________

Title: _______________________________

A-2

ANNUAL MEETING OF SHAREHOLDERS OF

SECUREALERT, INC.

May 19, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18188

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20430333000000000000 3 051915

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election as director of the nominees listed below (except as marked to the contrary below).

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ Guy Dubois
- ○ David Boone
- ○ Dirk van Daele
- ○ Genaro Luna

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. The approval of an amendment to and restatement of our articles of incorporation to change the name of the corporation to "Track Group, Inc."	☐	☐	☐
3. The approval of an amendment and restatement to our 2012 Equity Incentive Plan.	☐	☐	☐
4. Advisory vote to approve the compensation of the named executive officers.	☐	☐	☐
5. The ratification of Eide Baily LLP as the independent registered public accounting firm for the fiscal year ending September 30, 2015.	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2015 Annual Report to Shareholders.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

SECUREALERT, INC.

May 19, 2015

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/18188

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20430333000000000000 3 051915

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election as director of the nominees listed below (except as marked to the contrary below).

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Guy Dubois
○ David Boone
○ Dirk van Daele
○ Genaro Luna

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. The approval of an amendment to and restatement of our articles of incorporation to change the name of the corporation to "Track Group, Inc."	☐	☐	☐
3. The approval of an amendment and restatement to our 2012 Equity Incentive Plan.	☐	☐	☐
4. Advisory vote to approve the compensation of the named executive officers.	☐	☐	☐
5. The ratification of Eide Baily LLP as the independent registered public accounting firm for the fiscal year ending September 30, 2015.	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2015 Annual Report to Shareholders.

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

SECUREALERT, INC.

405 South Main Street, Ste. 700
Salt Lake City, UT 84111

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John Merrill and Gordon Jesperson as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of SecureAlert, Inc. held of record by the undersigned on April 2, 2015, at the Annual Meeting of Shareholders to be held at the Company's headquarters located at 405 South Main Street, Ste. 700, Salt Lake City, UT 84111, on May 19, 2015, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF SHAREHOLDERS OF

SECUREALERT, INC.

May 19, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18188

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20430333000000000000 3 051915

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election as director of the nominees listed below (except as marked to the contrary below).

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Guy Dubois
- ○ David Boone
- ○ Dirk van Daele
- ○ Genaro Luna

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. The approval of an amendment to and restatement of our articles of incorporation to change the name of the corporation to "Track Group, Inc."	☐	☐	☐
3. The approval of an amendment and restatement to our 2012 Equity Incentive Plan.	☐	☐	☐
4. Advisory vote to approve the compensation of the named executive officers.	☐	☐	☐
5. The ratification of Eide Baily LLP as the independent registered public accounting firm for the fiscal year ending September 30, 2015.	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2015 Annual Report to Shareholders.

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.